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                            SHARE EXCHANGE AGREEMENT

                           DATED AS OF APRIL 27, 2007

                                     between

                                 CYBERFUND, INC.

                                       and

                         ROK ENTERTAINMENT GROUP LIMITED

         This Share Exchange Agreement (the "Agreement") dated as of April 27, 2007, between CYBERFUND, INC., a corporation organized under the laws of State of Oklahoma ("Cyberfund" or "the Corporation"), and ROK ENTERTAINMENT GROUP LIMITED, a corporation organized under the laws of England and Wales( "ROK" or "the Company")

                              W I T N E S S E T H:

         WHEREAS, CYBERFUND and ROK desire to enter into a tax-free transaction under Section 368(a) of the United States Internal Revenue Code of 1986, as amended, pursuant to which the CYBERFUND issues to the shareholders of ROK, upon the terms and conditions set forth herein, 57,000,000 shares of its common stock, USD $0.001 par value (the "Shares") in exchange for all of the outstanding shares of capital stock of ROK, and which Shares shall include such number of Shares as shall be required to be sold by the Corporation to raise US$20,000,000 in equity financing for the Corporation ;

         NOW  THEREFORE,  for the  consideration  herein  stated  and in further
consideration  of  the  premises  and  the  mutual  agreements,   covenants  and
provisions herein contained, the parties hereto agree as follows:

         1.       The Transaction

                  (a)      Change  of  Name.   CYBERFUND   acknowledges  that  a
condition precedent to a closing of this agreement is a change of its name to ROK Entertainment Group Inc..

                  (b) Issue of Shares. Subject to the terms and conditions herein contained, CYBERFUND agrees to issue to the shareholders of ROK, and the shareholders of ROK agree to acquire from CYBERFUND on the Closing Date (as defined below), the Shares, free and clear of any lien, encumbrance, equity or adverse claim, all of which upon the issuance thereof in accordance herewith, shall be fully paid and non-assessable.


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


                  (c) CYBERFUND Transactions. On or prior to the Closing Date, CYBERFUND shall enter into one or more transactions (collectively, "CYBERFUND Transactions") pursuant to which its existing obligations will either be terminated or assigned to third parties, including the assignment of certain obligations and rights.

         2.       The Closing.

                  (a) Time and Place of Closings. The consummation of the transfer of the Shares shall occur at a closing (the "Closing") to be held at the offices of ROK, or such other place, time, and date as may be mutually agreed upon by CYBERFUND and ROK. Such date is herein sometimes referred to as the "Closing Date".

                  (b) Action to Be Taken. Upon satisfaction of the conditions of Closing set forth in this Agreement, CYBERFUND shall execute and deliver to ROK duly executed stock certificates for the Shares, duly registered in the names of the shareholders of ROK and dated as of the Closing Date.

         3.       Representations   and   Warranties  of  CYBERFUND.   CYBERFUND
represents and warrants to ROK as follows:

                  (a) Organization. CYBERFUND is a corporation duly organized, validly existing and in good standing under the laws of Oklahoma and is duly qualified to do business and in good standing in each jurisdiction where such qualification is required. CYBERFUND has all requisite corporate power and authority to conduct its business as presently being conducted and as proposed to be conducted and to own properties. The Company has all requisite corporate power and authority to execute, deliver and perform all of its obligations under this Agreement.

                  (b) Authority. The execution and delivery by CYBERFUND of this Agreement, the performance of its obligations hereunder and the consummation by the Corporation of the transactions contemplated or referenced hereby:

                           (i) have been duly authorized by all necessary corporate action, do not contravene any provision of CYBERFUND's charter or by-laws, and do not require CYBERFUND to obtain any consents, approvals or authorizations which have not been obtained;

                           (ii) do not violate any provision of any law, rule or regulation;

                           (iii) do not and will not result in a breach or constitute a default under any material agreement to which CYBERFUND is a party or by which any of its properties are bound, including, without limitation, any indenture, loan or credit agreement, lease, debt instrument or mortgage; and

                           (iv) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security


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


         interest or other charge or encumbrance of any nature upon or with respect to any of the properties owned by CYBERFUND.

                  This Agreement has been duly executed and delivered by CYBERFUND and constitutes the legal, valid and binding obligation of the Corporation enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally.

         (c) No Default. CYBERFUND (i) is not in default under any law, rule or regulation, order, writ, judgment, injunction, decree, determination, award, indenture, loan or credit agreement, lease, debt instrument or mortgage or any other agreement of the Corporation, (ii) is not aware of any fact, circumstance, condition or other state of affairs that, with the giving of notice or the lapse of time, will constitute such default, and (iii) will not be in any such default by virtue of the transactions contemplated hereby.

         (d)      The Shares.

                  (i) The Shares will have been duly and validly authorized by all necessary action on the part of CYBERFUND as of the Closing Date.

                  (ii)     When issued and delivered pursuant to this Agreement,
         the  Shares   will  be  duly  and  validly   issued,   fully  paid  and
         non-assessable.

                  (iii) The issuance, sale and delivery of the Shares are not subject to any pre-emptive right of stockholders of CYBERFUND arising under law or the Certificate of Incorporation or By-laws or any contractual right of first refusal or other right in favor of any person.

         (e) Authorized Capital. The authorized capital stock of CYBERFUND consists of 100,000,000 shares of Common Stock and 100,000 shares of unclassified Preferred Stock. Except as set forth in the Form 10-KSB of CYBERFUND dated December 31, 2006, there are no existing options, warrants, contracts, calls, commitments, demands or other agreements of any character to which CYBERFUND is a party relating to the authorized and issued or un-issued capital stock of CYBERFUND. All of the Shares which are issued and outstanding are fully paid and non-assessable. At no time has CYBERFUND issued any capital stock not duly authorized on the date of issuance thereof. All outstanding shares of the Corporation's common stock have been issued in compliance with all applicable federal and state securities laws. On the Closing Date CYBERFUND will have a maximum of 4,000,000 Shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding.

         (f) Subsidiaries, Affiliates and Joint Ventures. On the Closing Date CYBERFUND shall not own or control, directly or indirectly, any interest in, or any commitment to acquire any such interest in, any corporation, firm, partnership or organization and shall not be a party to any joint venture or similar affiliation.


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


         (g) Consents and Approvals. The execution and delivery by the Corporation of this Agreement, the performance by CYBERFUND of its obligations hereunder and the consummation by CYBERFUND of the transactions contemplated hereby do not require the Corporation to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, person or firm or any public, governmental or judicial authority.

         (h) Litigation. There is no action, suit, claim, proceeding or investigation pending or to the best of the knowledge of the officers of CYBERFUND, threatened against the Corporation that could either individually or in the aggregate have a material adverse effect on assets of CYBERFUND, or result in any change in the current equity ownership of the Corporation. There is no action, suit, proceeding or investigation of CYBERFUND currently pending or that the Corporation intends to initiate.

         (i) Intellectual Property. CYBERFUND does not own any licenses, patents (and applications therefor), patent disclosures, trademarks, service marks, trade names, copyrights (and applications therefor), inventions, discoveries, processes, know-how, scientific, technical, engineering and marketing data, formulae and techniques (collectively, the "Intellectual Property"). CYBERFUND is not currently obligated or under any existing liability to make royalty or other payments to any owner of, licensor of, or other claimant to, any patent, trademark, service names, trade names, copyrights, or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as conducted prior to the Closing, or otherwise. CYBERFUND has not received any claim or any written communications alleging that CYBERFUND has violated or would violate any of the Intellectual Property of any other person or entity.

         (j) Agreements. CYBERFUND is not a party to, or in any way obligated under, nor is any property or asset of the Corporation subject to, any contract, lease or other obligation, absolute or contingent.

         (k) Properties. CYBERFUND does not own or lease any properties or assets.

         (l) Licenses. CYBERFUND does not have any licenses and permits (federal, state, foreign and local). Prior to the Closing, no violations have been communicated to the Corporation in respect of any licenses or permits and no proceeding is pending or, to the knowledge of the officers of CYBERFUND, threatened toward the revocation of any such licenses or permits.

         (m) Financial Statements. CYBERFUND will deliver to ROK its audited balance sheet as of December 31, 2006 and the related statements of operations, stockholders' equity (deficiency) and cash flows for the years ended December 31, 2006 and 2005 and, when completed, the related unaudited statements of operations and cash flows for the quarter ended March 31, 2007 (hereinafter collectively referred to as the "Financial Statements"). The Financial


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


Statements present fairly the consolidated financial position of CYBERFUND and subsidiaries, if any, as at the respective dates thereof and the related statements of operations, stockholders' equity (deficiency) and cash flows for the years ended on such dates fairly present the results of operations, stockholders' equity and accumulated deficit, and cash flows for the respective periods covered thereby. The Financial Statements, including the schedules and notes thereto, were prepared in accordance with United States generally accepted accounting principles ("US GAAP") consistently applied throughout the periods indicated.

         When delivered, the books and records of CYBERFUND will fairly reflect its assets, liabilities and operations.

         Except as contemplated in this Agreement, since the respective dates of the Financial Statements, there has been no material adverse change in the financial condition or operations of CYBERFUND nor has there been any event which has occurred on or prior to the date hereof which in any way has or which will have such a material adverse effect.

         (n) Guarantees. CYBERFUND is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         (o) Accounting. CYBERFUND maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

         (p) Undisclosed Liabilities. Except as and to the extent reflected or reserved against in the Financial Statements, CYBERFUND did not have, as of the respective dates of the Financial Statements, any debts, liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, including, without limitation, liabilities or obligations on account of taxes or other governmental charges or penalties, interest or fines thereon or in respect thereof. Since the respective dates of the Financial Statements, CYBERFUND has not incurred any liabilities or obligations outside the ordinary course of business. The Corporation does not know of any basis for the assertion against it of any debt, liability or obligation not fully reflected or reserved against in the Financial Statements.

         (q) Intercompany and Affiliate Transactions; Insider Interests. There are no transactions, intercompany agreements or arrangements of any kind, direct or indirect, between CYBERFUND and any director, officer, employee, stockholder or relative or affiliate thereof, including, without limitation, loans, guarantees or pledges to, by or for CYBERFUND from, to, by or for any of such persons, that will be in effect on the Closing Date.

         (r)      Taxes. CYBERFUND has:

                  (i) filed or will file all tax returns required to be filed by any jurisdiction to which it is or has been subject,


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


                  (ii) paid or will pay in full all taxes due and all taxes claimed to be due by each such jurisdiction, and any interest and penalties with respect thereto, subject to audit by the taxing authority of such jurisdiction,

                  (iii) accrued or will accrue on its books all taxes for any period which are not yet due, and

                  (iv) will make payments of the taxes required to be deducted and withheld from the wages paid to its employees.

All federal, state, county and local tax returns, schedules, declarations and other tax related documents filed by CYBERFUND correctly reflect income, expense, deductions, credits and loss carryovers of CYBERFUND. The Corporation has not received any notice of deficiency or assessment or proposed deficiency or assessment from any federal, state, local or foreign taxing authority which has not been paid. There are no agreements, consents or waivers by CYBERFUND for the extension of the time for the assessment of any taxes or deficiencies against or with respect to its operations or assets, and no power of attorney granted by CYBERFUND with respect to any matter relating to taxes is currently in force. The Corporation is not a party to any agreement pursuant to the Internal Revenue Code of 1986, as amended, to be treated as a Subchapter S Corporation.

         (s) Insurance. CYBERFUND has no contracts of insurance in force on the Closing Date.

         (t) Employee Benefit Plans. The Company does not maintain or contribute to, and has not heretofore maintained or contributed to, any "employee benefit plan", including, but not limited to, any option, bonus, percentage compensation, profit sharing, deferred compensation, retirement, pension or union plan, or any other agreement, policy or practice providing pension or welfare benefits to its current or former employees.

         (u)      Environmental   Matters.   Notwithstanding   anything  to  the
contrary   contained   in  this   Agreement   and  in   addition  to  the  other
representations and warranties contained herein:

                  (i) CYBERFUND and its respective operations are in compliance with all applicable laws, regulations and other requirements of governmental or regulatory authorities or duties under the common law relating to toxic or hazardous substances, wastes, pollution or to the protection of health, safety or the environment (collectively, "Environmental Laws") and has obtained and maintained in effect all licenses, permits and other authorizations or registrations (collectively "Environmental Permits") required under all Environmental Laws and are in compliance with all such Environmental Permits.

                  (ii) CYBERFUND has not performed or suffered any act which could give rise to, or has otherwise incurred, liability to any person


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


         (governmental or not) under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq. ("CERCLA"), or any other Environmental Laws, nor has the Corporation received notice of any such liability or any claim therefor or submitted notice pursuant to Section 103 of CERCLA to any governmental agency with respect to any of its assets.

                  (iii) To the best knowledge of the officers of CYBERFUND, no hazardous substance, hazardous waste, contaminant, pollutant or toxic substance (as such terms are defined in any applicable
         Environmental Law and collectively referred to herein as "Hazardous Materials") has been released, placed, dumped or otherwise come to be located on, at, beneath or near any of the assets or properties owned or leased by CYBERFUND or any surface waters or groundwaters thereon or thereunder in violation of any Environmental Laws or that could subject the Corporation to liability under any Environmental Laws.

                  (iv) To the best of the knowledge of its officers of CYBERFUND, no condition exists on any of the real properties owned or leased by the Corporation that upon the failure to act, the passage of time or the giving of notice would give rise to liability under any Environmental Law.

                  (v) To the best of the knowledge of the officers of CYBERFUND, there are no ongoing investigations or negotiations, pending or threatened administrative, judicial or regulatory proceedings, or consent decrees or other agreements in effect that relate to environmental conditions in, on, under, about or related to the Corporation, its operations or the real properties owned or leased by the Corporation.

         (v) Labor Relations. CYBERFUND is not bound by or subject to any written or oral contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Corporation, has sought to represent any of its employees.

         (w) Compliance with Applicable Laws. The operations of CYBERFUND have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over the Corporation, and its assets, properties and operations. CYBERFUND has not received notice of any violation of any such law, regulation, order or other legal requirements, or is in default with respect to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to the Corporation or any of its assets, properties or operations.

         (x) No Material Adverse Change. Except as contemplated by this Agreement, since December 31, 2006, there has been no change in the business, properties, assets, condition (financial or otherwise), prospects, liabilities


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


or operations of CYBERFUND, which, individually or in the aggregate has had, or is reasonably likely to have, a material adverse effect on the business or financial condition of the Corporation. CYBERFUND is not aware of any fact or facts, which, individually or in the aggregate, is or are reasonably likely to have a material adverse effect on its business or financial condition.

         (y) Accuracy of Information. None of the representations, warranties or statements of CYBERFUND contained in this Agreement, or in the schedules or exhibits hereto, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make any of such representations, warranties or statements not misleading. All information relating to CYBERFUND which is known or would on reasonable inquiry be known to the Corporation or to the Corporation's directors or officers and which may be material to a purchaser for value of the Shares has been disclosed in writing to ROK and any such information arising on or before the Closing Date will forthwith be disclosed in writing to ROK.

         (z) Securities Laws; Restricted Securities. None of the Shares have been registered under the Securities Act of 1933, as amended (the "Act") or applicable state securities laws. The Shares have not been registered under the Act and are characterized as "restricted securities" under the Act. Therefore, they cannot be sold or transferred unless subsequently registered under the Act or an exemption from such registration is available. In this connection, ROK and CYBERFUND represent that they are familiar with Rule 144 promulgated under the Securities Act of 1933, as amended, and understand the resale limitations imposed thereby.

         (aa) Listed securities; CYBERFUND's Common Stock is listed on the NASD Over The Counter Bulletin Board and neither CYBERFUND nor any of its shareholders is aware of any reason why such stock may be de-listed.


         4. Representations and Warranties of ROK . ROK represents and warrants

         (a) ROK is a corporation duly organized, validly existing and in good standing under the laws of England and Wales and is duly qualified to do business and in good standing in each jurisdiction where such qualification is required. ROK has all requisite corporate power and authority to conduct its business as presently being conducted and as proposed to be conducted and to own properties. The Company has all requisite corporate power and authority to execute, deliver and perform all of its obligations under this Agreement.

         (b) This Agreement has been duly executed and delivered by ROK and constitutes the legal, valid and binding obligation of ROK enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally.


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


         (c) No Default. ROK (i) is not in default under any law, rule or regulation, order, writ, judgment, injunction, decree, determination, award, indenture, loan or credit agreement, lease, debt instrument or mortgage or any other agreement of the Corporation, (ii) is not aware of any fact, circumstance, condition or other state of affairs that, with the giving of notice or the lapse of time, will constitute such default, and (iii) will not be in any such default by virtue of the transactions contemplated hereby.

         (d) Authorized Capital. The authorized capital stock of ROK consists of 10,000,000 shares of Common Stock of which 4,825,100 shares are issued and outstanding. All of the Shares which are issued and outstanding are fully paid and non-assessable and validly issued. On the Closing Date ROK shall have a maximum of 7,000,000 Shares of Common Stock issued and outstanding on a fully diluted basis.

         (e) Necessary Authorization and Approval. ROK has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All acts and other proceedings required to be taken by or on the part of ROK to authorize it to carry out this Agreement and the transactions contemplated hereby have been duly and properly taken. This Agreement has been duly executed and delivered by ROK and constitutes the legal, valid and binding obligation of the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby is prohibited by, or requires ROK to obtain any consent, authorization, approval or registration under, any law, rule or regulation, other than as contemplated hereby, or any judgment, order, writ, injunction or decree, which is binding on ROK or the terms of any contract to which the Company is a party.

         (f) Stock Legend. ROK and its shareholders understand that the certificates evidencing the Shares will bear a legend substantially as follows:
"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         (g) Access to Information. ROK has been given access to information regarding CYBERFUND, including, in particular, the current financial condition of the Corporation, and the risks associated therewith, and has utilized such access to its satisfaction for the purpose of obtaining information about CYBERFUND.


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


         (h) Sophistication. ROK and its shareholders represent that they are sophisticated investors, and fully understand the transactions contemplated by this Agreement, and have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment in the Shares.

         (i) Financial Statements. ROK will deliver to CYBERFUND its audited balance sheet and the related statements of operations, stockholders' equity (deficiency) and cash flows for the years ended March 31, 2006 and 2005 and the related unaudited statements of operations and cash flows for the three quarters ended December 31, 2006, (hereinafter collectively referred to as the "Financial Statements"). The Financial Statements present fairly the consolidated financial position of ROK and subsidiaries, if any, as at the respective dates thereof and the related statements of operations, stockholders' equity (deficiency) and cash flows for the years ended on such dates fairly present the results of operations, stockholders' equity and accumulated deficit, and cash flows for the respective periods covered thereby. The Financial Statements, including the schedules and notes thereto, were prepared in accordance with United States generally accepted accounting principles ("US GAAP") consistently applied throughout the periods indicated, and that the audited financial statements shall comply with all requirements of the U.S. Securities and Exchange Commission and the certification requirements of the U.S. Public Company Accounting Oversight Board (PCAOB).

         When delivered, the books and records of ROK will fairly reflect its assets, liabilities and operations.

         Except as contemplated in this Agreement, since the respective dates of the Financial Statements, there has been no material adverse change in the financial condition or operations of ROK nor has there been any event which has occurred on or prior to the date hereof which in any way has or which will have such a material adverse effect.

         5.       Delivery of Documentation by CYBERFUND to ROK.

         CYBERFUND has delivered or made available to ROK the following documents relating to CYBERFUND copies of (a) its Certificate of Incorporation, as amended to date, certified by the Secretary of State for the State of Oklahoma and (b) the By-laws of the Corporation, certified as true, correct and complete by an appropriate officer of the Corporation.

         a) Salaries and Employment Agreements. Except as set forth herein and as of the Closing Date, CYBERFUND will have no liabilities (i) to any current or former directors, officers, employees or agents of, or any consultant to, the Corporation or (ii) under any defined benefit and defined contribution pension or retirement plan, stock ownership plan, employment or consulting agreement, executive compensation plan, bonus plan, incentive compensation plan or arrangement, deferred compensation agreement or arrangement, agreement with respect to temporary employees or leased employees, vacation pay, sickness, disability or death benefit plan (whether provided through insurance, on a funded or unfunded basis or otherwise), employee stock option or stock purchase plan, severance pay plan, arrangement or practice, change in control agreement, retention plan or agreement, retiree medical or life insurance benefits plan, each other employee benefit plan, program or arrangement ("Benefit Plans");

         b) Insurance. As of the Closing Date, CYBERFUND will have no insurance policies pertaining to the operations or business of the Company currently in effect.

         c) Other Assets. A list of all items of machinery, equipment, furniture, fixtures and leasehold improvements having a cost per item in excess of $100 as recorded in the books of account and records of the Corporation reflected in the Financial Statements, and all additions made thereafter having a cost per item in excess of $100.

         d) Contracts. A list, together with copies thereof if written or a description if oral of each written or oral contract or agreement other than those described in one of the other schedules delivered pursuant hereto

         e) Bank Accounts and Powers of Attorney, etc. A list of the name and address of each bank, together with the name and number of each account, in which the Corporation has an account or safe-deposit box, the names of all persons authorized to draw thereon or to have access thereto, and the names of any persons holding powers of attorney with respect to the business of the Corporation and a summary of the terms thereof.

         f) Loan Agreements; Liens. A list together with copies of agreements, notes, instruments or other documents relating to indebtedness of or to CYBERFUND (other than open accounts payable), or money borrowed, or money loaned, or issued by or to the Corporation including all mortgages, loan, credit, surety, guarantee, and lease-purchase arrangements or other financing agreements to which the Company is a party; and (B) all conditional sales contracts, chattel mortgages and other security agreements or arrangements with respect to personal property used or owned by the Company.

         g)       Litigation and Certain Other  Matters.  A list together with a summary of all litigation, arbitration or administrative proceedings and governmental investigations pending or, to the knowledge of CYBERFUND, threatened against the Corporation or as to which the Corporation is a party.

         h) Certain Transactions. A list and description, together with a copy of any agreement, of all transactions or any presently proposed transactions to which CYBERFUND or any of its directors, officers or shareholders (or any relative or spouse of any director, officer or shareholder of the Corporation was or is to be a party.

         i) Indemnification Agreements. A list and copies of any indemnification agreements and insurance policies relating thereto to which officers and/or directors of the Corporation in their capacities as such, are parties.

         j) Tax Returns. Complete and correct copies of all federal, state and local income, franchise and other tax returns related to the operations of the Corporation for each fiscal year since December 31, 2005, together with complete and correct copies of all reports of tax authorities relating to examinations of such returns.

         k) Licenses, Permits, etc. A list together with copies of all licenses, permits, certificates, approvals, authorizations and/or orders acquired by the Corporation, including, without limitation, all licenses, permits, certificates approvals, authorizations and orders, required to be obtained from any federal, state or local government or governmental agency or authority having jurisdiction over the disposal of waste, the discharge of pollutants into the air or water or other environmental matters, relating to the business of the Corporation or the Subsidiary.

         l) Return of Documents. In the event that the Closing shall not take place hereunder, ROK agrees that it will return promptly to CYBERFUND or cause to be destroyed all documents (including copies thereof) which shall have been furnished to ROK, or any of its advisors or counsel in connection with the transactions contemplated by this Agreement and will hold in strict confidence and will not use or disclose to any third party any confidential information concerning the Corporation obtained from such documents or otherwise in connection with the transactions contemplated hereby (except as may be required by law or regulations or unless and until such time as the Corporation shall have advised CYBERFUND that such information is not confidential). In the event that ROK elects to destroy such documents, it shall furnish certificates from appropriate authorized representatives of the Company, its advisors or counsel to the effect that all such copies have been so destroyed.

         6.       Conditions of Closing.

         (a) Conditions Precedent to the Closing Date; Obligations of the Company Hereunder. All obligations of ROK under this Agreement with respect to the exchange of the Shares on the Closing Date are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, except to the extent that CYBERFUND may waive any one or more thereof:

                  (i) The representations and warranties of the Company contained in this Agreement (including the information contained in the schedules delivered pursuant to this Agreement, collectively referred to as the "Representations and Warranties") shall be true on and as of the Closing Date, with the same effect as if said representations and warranties had been made on and as of the Closing Date; the Company shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing; except as disclosed in the Schedules hereto, since the respective dates of the Financial Statements, there shall have been no material adverse change in the business, operations, results of operations or condition (financial or otherwise) of the Company; and CYBERFUND shall have been furnished with a certificate of the Company, dated the Closing Date, certifying (A) in such detail as CYBERFUND may request, to the fulfillment of the foregoing conditions and (B) that to the best of its knowledge no fact or condition exists or is contemplated or threatened which might result in the future in a material adverse change in the business, operations, results of operations or condition (financial or otherwise) or prospects of the Company.

                  (ii) Except as may otherwise have been approved by CYBERFUND in writing or as otherwise disclosed to the Corporation, since the respective dates of the Financial Statements, the business of the Company shall have been conducted only in the ordinary course, and CYBERFUND shall have been furnished with a certificate of the Company, dated as of the Closing Date, certifying, in such detail as CYBERFUND may request, to the fulfillment of the foregoing conditions. In this regard, the Company shall deliver schedules supplementary to the schedules described in this Agreement, which supplementary schedules shall be dated as of the Closing Date, and shall show the changes, if any, to the schedules delivered on or prior to the date of execution of this Agreement, and indicate the authority for each such change.

                  (iii) The Company shall have obtained and delivered to CYBERFUND (A) all necessary consents to the transactions contemplated by this Agreement, which consents shall be in form and substance reasonably satisfactory to counsel for the Corporation and (B) an agreement or agreements in form and substance reasonably satisfactory to counsel for the Corporation signed by all of the shareholders of ROK under which all of such shareholders agree to transfer to CYBERFUND all of the shares of ROK held by them.

                  (iv) On the Closing Date, (A) there shall be no injunction, restraining order or order of any nature issued by any court of competent jurisdiction which directs that this Agreement or any material transaction contemplated hereby shall not be consummated as herein provided or compels or would compel ROK to dispose of or discontinue the business or a portion of the business of the Company as a result of the consummation of any of the transactions contemplated hereby; and (B) there shall be no suit, action or other proceeding by any person pending before any court or governmental agency, or threatened to be filed or initiated, which, in the opinion of ROK, is likely to result in the restraint or prohibition of the consummation of any transaction contemplated hereby or the obtaining of an amount in payment of damages from or other relief against any of the parties hereto or against any director or officer of ROK or any of its affiliates, in connection with the consummation of any transaction contemplated hereby.

                  (v) CYBERFUND shall have received a favorable opinion, dated as of the Closing Date, and addressed to counsel for CYBERFUND to the effect that:

                           (a)      The   Company   is   a   corporation    duly
                  incorporated and organized, validly existing and in good standing under the laws of the England and Wales. The Company has all requisite power and authority to conduct its business as presently conducted and to own properties. The Company has all requisite corporate power and authority to execute, deliver and perform all of its obligations under this Agreement.

                           (b)      This  Agreement  and  each  other  agreement
                  executed  in  connection  herewith  has been duly  authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally.

                           (c)      The  Company  is not  subject to or bound by
                  any provision of (a) any law, statute, rule, regulation or judicial or administrative decision, (b) to the best knowledge of such counsel, any mortgage, deed of trust, lease, note, shareholders' agreement, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction, or (c) to the best knowledge of such counsel any judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator, that would prevent or be violated by or that would result in the creation of any lien or encumbrance as a result of, or under which there would be a default or right of termination as a result of, the execution, delivery and performance by the Company of the Agreement and the consummation of the transactions contemplated thereby. No consent, approval or authorization of or declaration or filing with any person is required for the valid execution, delivery and performance by the Company of the Agreement and the consummation of the transactions contemplated thereby. The consummation of the transactions contemplated hereby do not conflict with any provision of the Company's certificate of incorporation or by-laws.

                  (vi) All proceedings, corporate or otherwise, to be taken by the Company in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in form and substance to CYBERFUND and the Company shall have made available to counsel for CYBERFUND all records and documents relating to the business and affairs of the Company which such counsel may reasonably request in connection with its review as aforesaid.

                  (vii) The Company shall have delivered to CYBERFUND (a) a copy of the Company's memorandum and articles of association, including all amendments thereto certified by the company secretary of ROK as true and complete as of the Closing Date, (b) a certificate from an official from the Companies Registry of England and Wales to the effect that the Company is in good standing as of a date no earlier than 3 days prior to the Closing Date, and (c) evidence reasonably satisfactory to counsel to CYBERFUND as to the tax status of the Company .

                  (viii) The Board of Directors of the Company shall have approved the consummation of the transactions contemplated by this Agreement.

                  (ix) The Company shall deliver to CYBERFUND, or make available for review at a mutually acceptable location, copies of all of the Company's minute books, files, documents, papers, agreements, books of account and records pertaining to the business conducted by the Company prior to the Closing Date.

                  (xii) Condition Precedent to the Obligations of the Company. All obligations of the Company under this Agreement and of the shareholders of ROK to transfer their shares are subject to (A) the representations and warranties of CYBERFUND contained in this Agreement being true on and as of the Closing Date with the same effect as if said representations and warranties had been made on and as of the Closing Date and (B) CYBERFUND having performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

                  (xiii) As a condition precedent to Closing, ROK shall have entered into the definitive Financial Advisory Agreement between ROK and The Fund LLC, in substantially the form which is attached as Exhibit A hereto.

         7. Survival of Company's Representations and Warranties and Covenants; Indemnification.

         (a) Representations and Warranties. The Representations and Warranties contained herein and in any certificate, instrument or schedule delivered on the Closing Date, or prior thereto shall be deemed to have been relied upon notwithstanding any investigation heretofore or hereafter made or omitted by the party to whom they were made and shall continue in full force and effect for one (1) years following the Closing Date.

         (b) Survival of Covenants. All covenants made in this Agreement which by their terms are to be performed after the Closing shall survive the Closing, until they are performed.

         (c) Indemnification by the Company. The Company shall indemnify and hold harmless CYBERFUND and its affiliates, and all of its officers, directors, employees, agents, members and shareholders (each an "Indemnitee") to the full extent permitted in law and equity from and against any and all losses, claims actions, costs, damages or expenses (including without limitation reasonable attorneys' fees and expenses) (collectively, "Losses") resulting from, related to or in connection with any misrepresentations, or any non-fulfillment of any representation, warranty, covenant, obligations or agreement by the Company contained in or made pursuant to this Agreement or in any other agreement, officer's certificate or other certificate delivered to CYBERFUND in connection with this Agreement

         8.       Notice and Opportunity to Defend.

         (a) Notice of Asserted Liability. Promptly after receipt by any Indemnitee of notice of any demand, claim or circumstances which, with the lapse of time, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, the Indemnitee shall give notice thereof (the "Claims Notice") (which shall also be given as to any claims resulting from the inaccuracy of any of the Representations or Warranties or the non-fulfillment of a covenant) to any other party (or parties) obligated to provide indemnification pursuant to Section 7 (the "Indemnifying Party"). The Claims Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount (estimated, if necessary) of the Loss that has been or may be suffered by the Indemnitee.

         (b) Opportunity to Defend. The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted
Liability. If the Indemnifying Party elects to compromise or defend such Asserted Liability, it shall within 30 days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate with all reasonable requests, in the compromise of, or defense against, such Asserted Liability. If the Indemnifying Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee may pay, compromise or defend such Asserted Liability. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records, other documents or personnel within its control that are necessary or appropriate for such defense.

         9. Waiver or Modification of Agreement. No provision of this Agreement may be amended, waived or otherwise modified except by an instrument in writing signed by CYBERFUND and ROK; provided, however, that any party hereto which is entitled to the benefits of this Agreement may, and has the right to, waive or modify in writing any term or condition hereof for his or its benefit at any time on or prior to the Closing Date.

         10. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York, and the Supreme Court of the State of New York in and for the County of New York or the United States District Court for the Southern District of New York shall be the exclusive venue for any dispute, action or proceeding arising from this Agreement.

         11. Finders, etc. ROK represents and warrants that no person acting on behalf of the Company has made any commitment or done any other act which would create any liability of any other party to this Agreement or ROK for any brokerage, finder's or similar fee or commission in connection with the transactions contemplated by this Agreement. CYBERFUND represents and warrants that no person acting on its behalf has made any commitment or done any other act which would create any liability for any brokerage, finder's or similar fee or commission in connection with the transactions contemplated by this Agreement.

         12. Press Releases, etc. Except as required by law, including regulations of the U.S. Securities and Exchange Commission, neither CYBERFUND nor ROK shall issue any press release or other information to the press relating to this Agreement, without the prior written consent of the other party.

         13.      Notices,  etc.  All  notices,   requests,  demands  and  other
communications hereunder shall be given in writing (which includes telex, telecopier, facsimile and other wire transmission):

                  (a)   if to CYBERFUND, to:
                        --------------------

                        William J. Reilly, Esq.
                        401 Broadway, Suite 912
                        New York, NY 10013

                        with a copy to:
                        ---------------


                  (b)  if to the Company, to
                       ---------------------

                       ROK Entertainment Group Limited
                       ROK House
                       Kingswood Business Park
                       Holyhead Road
                       Albrighton
                       Wolverhampton WV7 3AU

                       with a copy to:
                       ---------------


(or to such other address as such person shall specify by notice hereunder), and shall be deemed to be effective when given in such manner, provided, that any notice given other than in writing by registered or certified mail shall be confirmed in writing by registered or certified mail.

         14. Section and Paragraph Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16. Expenses of Parties. Each of the parties hereto shall bear all expenses incurred by such party in connection with this Agreement including, without limitation, the charges of their respective counsel, financial advisors, accountants and finders, if any.

         17. Successors and Assigns. The respective rights and obligations of the parties hereto shall not be assignable without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the heirs, distributees, successors and permitted assigns of the parties hereto.

         18. Entire and Sole Agreement. This Agreement, including the schedules and exhibits referred to herein, constitutes the entire agreement between the parties hereto and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof. None of the parties hereto shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings not specifically set forth in this Agreement or in the schedules, documents and instruments to be delivered on or before the Closing Date in connection with this Agreement. The parties hereto further acknowledge and agree that, in entering into this Agreement and in delivering the schedules, documents and instruments to be delivered on or before the Closing Date they have not in any way relied, and will not in any way rely, upon any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings, express or implied, not specifically set forth in this Agreement or in such schedules, documents or instruments.

         19.      Confidentiality

Each party agrees and undertakes that prior to Closing it will keep confidential and will not use for its own purposes nor without the prior written consent of the other party disclose to any third party information of a confidential nature (including information of commercial value) which may become known to that party from the other party ("Confidential Information") unless the information is public knowledge or already known to that party at the time of disclosure or subsequently becomes public knowledge other than by breach of this Engagement or subsequently comes lawfully into the possession of that party from a third party.

         20.      Variation

No variation of this Engagement shall be effective unless it is in writing signed by both Parties.

         21.      Waiver

The failure to exercise or delay in exercising a right or remedy provided by this Agreement or by law does not constitute a waiver of the right or remedy or a waiver of other rights or remedies. A waiver of a breach of any of the terms of this Agreement or of a default under this Agreement does not constitute a waiver of any other breach or default and shall not affect the other terms of this Agreement. A waiver of a breach of any of the terms of this Agreement or of a default under this Agreement will not prevent a party from subsequently requiring compliance with the waived obligation.

                                   SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        CYBERFUND, INC.


                                        By:
                                            ------------------------------------

                                        Name: Mark G. Hollo - Chairman and CEO



                                        ROK ENTERTAINMENT GROUP LTD.


                                        By:
                                            ------------------------------------


                                        Name:   Jonathan Kendrick - Chairman

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